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                                  EXHIBIT 23




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File 33-3087, 33-25577, 33-54596, and 33-52813, and on Form S-3, File Nos. 33-41392,
33-45161, 33-47030, 33-64602 and 33-64604 and on Form S-4, 33-54527.




Denver, Colorado
 August 29, 1994                            ARTHUR ANDERSEN & CO.